Exhibit 99.1

In re Orchard Supply Hardware Stores Corp., et al.	Case No. 13-11565
Reporting Period: June 17 - July 6, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

CORPORATE MONTHLY OPERATING REPORT

	Debtor:	Orchard Supply Hardware Stores Corporation, et al.[1]
	Case Number:	13-11565
	Reporting Period:	June 17, 2013 to July 6, 2013 [2]
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid		No	No professional fees paid during reporting
period.
Copies of bank statements	Exhibit A	Yes
Cash disbursements journals	Exhibit B	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Not applicable for reporting period.
Copies of tax returns filed during reporting period		No	Not applicable for reporting period.
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Chris Newman	August 5, 2013
Signature of Authorized Individual*	Date

Chris Newman	Executive Vice President, Chief Financial Officer and Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Notes:

[1]	The Debtors are the following three entities (their respective case numbers follow in parentheses): Orchard Supply Hardware Stores Corporation (13-11565), OSH Properties LLC (13-11566), and Orchard Supply Hardware LLC (13-11567). The mailing address of each of the Debtors, solely for purposes of notices and communications, is 6450 Via Del Oro, San Jose, California 95119.
[2]	July 6, 2013 is the Debtor’s June fiscal month end.
[3]	Global Note – Certain bank accounts were established in the Orchard Supply Hardware Stores Corporation entity for legal purposes but for financial reporting purposes they do not map to legal entities.

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In re Orchard Supply Hardware Stores Corp., et al.	Case No. 13-11565
Reporting Period: June 17 - July 6, 2013

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Orchard Supply Hardware Stores Corp.	OSH Properties LLC	Orchard Supply Hardware, LLC	Orchard Supply Hardware Stores Corp., et al.
Case Number:	13-11565	13-11566	13-11567

	ALLOCATION [1]			BANK ACCOUNTS
	June 17, 2013 - June 30, 2013	June 17, 2013 - June 30, 2013	June 17, 2013 - June 30, 2013	B of A - Money Market Invest- ment	B of A - Main Concen- tration [1]	B of A - Store Depository Concen- tration	B of A - AP Checking [3]	B of A - Payroll Checking	B of A - Payroll Checking	B of A - Corporate Depository	Bank PNC Pinacle- NSF Funding	WF - AP Funding- Traveling Expenses	B of A - Utility Reserve	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
	Last 4 Digits of Bank Account:			# 3 BCS	#2794	#3268	#6446	#4222	#5154	#0508	#3422	#1749	#5183

CASH BEGINNING OF MONTH				$50	$1,506	$562	$944	$203	$7	$268	$1	$51	$—	$3,592

RECEIPTS
MERCHANDISE SALES [2]	$—	$—	$41,055	$—	$811	$40,244	$—	$—	$—	$—	$—	$—	$—	$41,055
SALE OF CLOSING STORE INVENTORY	—	—	6,748	—	—	—	—	—	—	6,748	—	—	—	6,748
TENANT IMPROVEMENT REIMBURSEMENTS	—	—	40	—	—	—	—	—	—	40	—	—	—	40
INTER-ACCOUNT TRANSFERS	—	—	16,051	—	—	—	9,200	6,260	—	—	—	136	455	16,051
REVOLVER BORROWINGS	25,700	—	—	—	25,700	—	—		—	—	—	—	—	25,700
OTHER	94	—	795	—	94	—	180		—	615	—	—	—	889

TOTAL RECEIPTS	$25,794	$—	$64,689	$—	$26,606	$40,244	$9,380	$6,260	$—	$7,403	$—	$136	$455	$90,483

DISBURSEMENTS
INTER-ACCOUNT TRANSFERS	$16,266	$—	$—	$—	$16,266	$—	$—	$—	$—	$—	$—	$—	$—	$16,266
REVOLVER PAYDOWNS	—	—	47,818	—	—	40,790	—	—	—	7,028	—	—	—	47,818
PAYMENT TO GREAT AMERICAN	—	—	847	—	—	—	847	—	—	—	—	—	—	847
MERCHANDISE	—	—	1,932	—	—	—	1,932	—	—	—	—	—	—	1,932
FREIGHT	—	—	770	—	—	—	770	—	—	—	—	—	—	770
PAYROLL & BENEFITS	—	—	6,090	—	—	—	—	6,090	—	—	—	—	—	6,090
RENT	—	—	4,743	—	—	—	4,743	—	—	—	—	—	—	4,743
REAL ESTATE TAXES	—	—	6	—	—	—	6	—	—	—	—	—	—	6
OTHER OCCUPANCY	—	—	270	—	—	—	270	—	—	—	—	—	—	270
SALES, USE, & OTHER TAXES	7,200	—	—	—	7,200	—	—	—	—	—	—	—	—	7,200
SELLING (STORES)	—	—	158	—	—	—	158	—	—	—	—	—	—	158
INSURANCE (STORES)	—	—	45	—	—	—	45	—	—	—	—	—	—	45
ADVERTISING	—	—	917	—	—	—	917	—	—	—	—	—	—	917
G&A / OTHER OPERATING	2,582	—	584	—	2,582	—	461	—	—	—	—	123	—	3,166
CAPITAL EXPENDITURES	—	—	63	—	—	—	63	—	—	—	—	—	—	63
INTEREST	17	—	—	—	17	—	—	—	—	—	—	—	—	17
OUTSTANDING CHECKS [3]	—	—	(1,240)	—	—	—	(1,240)	—	—	—	—	—	—	(1,240)

TOTAL DISBURSEMENTS	$26,065	$—	$63,002	$—	$26,065	$40,790	$8,971	$6,090	$—	$7,028	$—	$123	$—	$89,067

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$(270)	$—	$1,686	$—	$541	$(546)	$409	$169	$—	$375	$—	$13	$455	$1,416

CASH – END OF MONTH				$50	$2,046	$16	$1,354	$372	$7	$642	$1	$65	$455	$5,008

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:	OSH Stores Corp. (13-11565)	OSH Properties, LLC (13-11566)	OSH LLC (13- 11567)	TOTAL
TOTAL DISBURSEMENTS	$26,065	$—	$63,002	$89,067

Less: Transfers to Debtor In Possession Accounts	$(16,266)	$—	$—	$(16,266)
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)	$—	$—	$—	$—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRSUTEE QUARTERLY FEES	$9,798	$—	$63,002	$72,801

Note:

[1]	The Main Concentration account is owned by Orchard Supply Hardware Stores Corp. All other bank accounts are owned by Orchard Supply Hardware, LLC.
[2]	Includes sales tax receipts and proceeds from 8 stores GOB for the period 6/16 to 7/6. All merchandise sales belong to Orchard Supply Hardware, LLC.
[3]	The disbursements listed for the AP Checking account is on a check-cut basis.

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In re Orchard Supply Hardware Stores Corp., et al.	Case No. 13-11565
Reporting Period: June 17 - July 6, 2013

BANK RECONCILIATIONS

MOR-1a

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Case Number:	13-11565

	B of A - Money Market Investment	B of A -Main Concentration [1]	B of A -Store Depository Concentration	B of A - AP Checking	B of A - Payroll Checking	B of A - Payroll Checking	B of A - Corporate Depository	Bank PNC Pinacle-NSF Funding	WF - AP Funding- Traveling Expenses	B of A - Utility Reserve	Total
	# 3 BCS	#2794	#3268	#6446	#4222	#5154	#0508	#3422	#1749	#5183
BALANCE PER BOOKS	$50	$2,460	$3,164	$180	$216	$—	$642	$1	$59	$455	$7,227

BANK BALANCE [2]	$50	$2,046	$16	$1,354	$372	$7	$642	$1	$65	$455	5,008
(+) DEPOSITS IN TRANSIT:	—	413	3,148	99	—	—	—	—	—	—	3,660
(-) OUTSTANDING CHECKS:	—	—	—	(1,283)	(165)	—	—	—	(4)	—	(1,452)
OTHER:	—	—	—	—	—	—	—	—	—	—	—

ADJUSTED BANK BALANCE	$50	$2,460	$3,164	$169	$207	$7	$642	$1	$60	$455	$7,216

Note:

[1]	The Main Concentration account is owned by Orchard Supply Hardware Stores Corp. All other bank accounts are owned by Orchard Supply Hardware, LLC. The two payroll accounts are consolidated into one account on the Company’s books.
[2]	Ending cash balance from previous page.

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In re Orchard Supply Hardware Stores Corp., et al.	Case No. 13-11565
Reporting Period: June 17 - July 6, 2013

UNAUDITED STATEMENT OF OPERATIONS

FOR THE 3 WEEKS ENDED JULY 6, 2013

(In thousands)

	3 Weeks Ended July 6, 2013
	OSH LLC	OSH Properties LLC	Eliminations	Orchard Supply Hardware Stores Corp.

REVENUES	$38,714	$134	$(134)	$38,714

COSTS AND EXPENSES:
Cost of sales	27,231	55	(134)	27,152
Selling and administrative	18,919	—		18,919
Depreciation and amortization	1,159	279		1,438

Total operating costs and expenses	47,309	334	(134)	47,509

OPERATING (LOSS) INCOME	(8,595)	(200)	—	(8,795)

INTEREST EXPENSE	2,285	—	—	2,285

(LOSS) INCOME BEFORE INCOME TAX	(10,880)	(200)	—	(11,080)

INCOME TAX (BENEFIT) EXPENSE	—	—	—

NET (LOSS) INCOME	$(10,880)	$(200)	$—	$(11,080)

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In re Orchard Supply Hardware Stores Corp., et al.	Case No. 13-11565
Reporting Period: June 17 - July 6, 2013

UNAUDITED BALANCE SHEETS

AS OF JULY 6, 2013

(In thousands)

	July 6, 2013
	OSH Stores Corp.	OSH LLC	OSH Properties LLC	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$—	$8,002	$7,351	$15,353
Merchandise inventories	—	159,328	—	159,328
Income tax receivable	—	878	2,659	3,537
Deferred income taxes	—	1,658	—	1,658
Prepaid expenses and other current assets	—	33,130	—	33,130

Total current assets	—	202,996	10,010	213,006

PROPERTY AND EQUIPMENT - Net	—	146,354	21,759	168,113

OTHER INTANGIBLE ASSETS	—	24,799	1,112	25,911

DEFERRED FINANCING COSTS, NET	—	1,434	—	1,434

OTHER LONG TERM ASSETS	—	4,460	—	4,460

TOTAL	$—	$380,043	$32,881	$412,924

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Merchandise payables	$—	$12,846	$—	$12,846
Accrued expenses and other liabilities	—	26,670	—	26,670
Accrued payroll and related items	—	5,970	—	5,970
Accrued sales and other taxes	—	6,107	—	6,107

Current liabilities not subject to compromise	—	51,592	—	51,592

Merchandise payables	—	37,838	—	37,838
Current portion of long-term debt and capital lease obligations	—	223,755	—	223,755
Accrued expenses	—	7,881	—	7,881
Other current liabilities	—	14,845	—	14,845

Current liabilities subject to compromise	—	284,319	—	284,319

Total current liabilities	—	335,912	—	335,912

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS	—	44,332	—	44,332

LONG-TERM DEPOSITS FROM SALE OF REAL ESTATE	—	41,270	—	41,270

OTHER LONG-TERM LIABILITIES	—	40,286	1,283	41,569

DEFERRED INCOME TAXES	—	(20,835)	27,925	7,090

Total liabilities	—	440,965	29,208	470,173

STOCKHOLDERS’ EQUITY	—	(60,922)	3,673	(57,249)

TOTAL	$—	$380,043	$32,881	$412,924

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In re Orchard Supply Hardware Stores Corp., et al.	Case No. 13-11565
Reporting Period: June 17 - July 6, 2013

STATUS OF POST-PETITION TAXES

MOR - 4

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Case Number:	13-11565

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	$—	$556	$374	—	—	$182
FICA-Employee [1]	—	456	306	—	—	150
FICA-Employer [1]	—	455	305	—	—	150
Unemployment	—	10	7	—	—	3
Income	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Federal Taxes [1]	$—	$1,477	$991	—	—	$485

State and Local
Withholding [1]	—	203	137	—	—	67
Sales/Use	—	3,470	—	—	—	3,470
Unemployment	—	74	50	—	—	24
Real Property	—	—	—	—	—	—
Personal Property	—	24	3	—	—	21
CA Employment Training Fund [1]	—	2	1	—	—	1
Tri County Metro District Tax [1]	—	1	1	—	—	0
Oregon State Workers Comp [1]	—	0	0	—	—	0

Total State and Local	$—	$3,774	$191	—	—	$3,583

Total Taxes	$—	$5,251	$1,183	—	—	$4,068

[1]	Payroll taxes are totals from one payroll tax payment made during week ending July 6 for the pay period June 16 - June 29. Payroll accounts are owned by Orchard Supply Hardware, LLC.

LISTING OF AGED POST-PETITION	Orchard Supply Hardware Stores Corporation, et al.
ACCOUNTS PAYABLE	13-11565
($ 000)

	Number of Days Past Due
	Current	31-60	61-90	Over 91	Total
Accounts Payable	$7,952	$—	$—	$—	$7,952
Wages Payable	2,236	—	—	—	2,236
Taxes Payable	4,068	—	—	—	4,068
Rent/Leases-Building	70	—	—	—	70
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	60	—	—	—	60
Professional Fees	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—

Total Post-petition Debts	$14,386	$—	$—	$—	$14,386

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In re Orchard Supply Hardware Stores Corp., et al.	Case No. 13-11565
Reporting Period: June 17 - July 6, 2013

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

($000)

Debtor:	Orchard Supply Hardware Stores Corporation, et al.
Business unit number:	13-11565

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$435

Plus: Amounts billed during the period	41,783
Less: Amounts collected during the period	31,328

Total Accounts Receivable at the end of the reporting period	$10,890

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$10,890	$—	$—	$—	$10,890
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—

Total Accounts Receivable	$10,890	$—	$—	$—	$10,890

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	$10,890	$—	$—	$—	$10,890

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In re Orchard Supply Hardware Stores Corp., et al.	Case No. 13-11565
Reporting Period: June 17 - July 6, 2013

DEBTOR QUESTIONNAIRE

MOR - 6

Must be completed each month.	Yes	No	Notes:

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X		8 GOB stores inventory sold to Great American.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X		Orchard Supply Hardware, LLC opened a Utilities Reserve account with Bank of America NA for $455,000 (account #125365183) on June 28, 2013. Email confirmation available upon request.

Note:	This Questionnaire covers Orchard Supply Hardware Stores Corp., OSH Properties, LLC and Orchard Supply Hardware, LLC.

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